UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported):  December 22, 2010

SLM Student Loan Trust 2009-1
(Exact name of issuer as specified in its charter)

DELAWARE	333-141930/ 333-141930-14	61-1466416
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

c/o The Bank of New York Mellon Trust
Company National Association
10161 Centurion Parkway
Jacksonville, Florida 32256
(Address of registrant’s principal executive offices)

Registrant’s telephone number including area code:   (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 3

ITEM 8.01 Other Events

On April 15, 2009, the registrant filed a Current Report on Form 8-K (“Initial Report”) with the Securities and Exchange Commission, but the Initial Report omitted the correct Exhibit 99.7.  This Amendment No. 1 amends the Initial Report solely to include the correct Exhibit 99.7 as part of the Initial Report.

ITEM 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits
99.7	Servicing Agreement, dated as of April 9, 2009, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2009-1
By: SALLIE MAE, INC., in its capacity as administrator of the Trust

Dated: December 22, 2010	By: /s/ Eric J. Watson
Name: Eric J. Watson
Title: Vice President

SLM STUDENT LOAN TRUST 2009-1

Form 8-K/A
Amendment No. 1

CURRENT REPORT

INDEX TO EXHIBITS

Exhibit Number	Description

99.7	Servicing Agreement, dated as of April 9, 2009, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.